UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 N. Schreiber Way, Coeur d’Alene, Idaho	83815
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:  208-773-7450
________________________________________________________________
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Officer. On May 17, 2013, Dan Jackson resigned as Command Center, Inc.’s  (the “Company”) Chief Financial Officer and as an employee (a copy of his resignation is filed as Exhibit 10.1 to this Current Report on Form 8-K).  There is no known disagreement by Mr. Jackson on any matter relating to the Company’s operations, policies or practices.

Mr. Jackson has not had any material direct or indirect interest in any Company transactions since the beginning of the Company’s last fiscal year or in any currently proposed transaction.

Item 9.01     Financial Statements and Exhibits

(d)               Exhibits

10.1	Resignation letter, dated May 17, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

May 20, 2013	By:	/s/ Frederick Sandford

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